                                                        American Skandia Trust
                               Supplement dated April 18, 2002 to the Prospectus dated December 10, 2001

                                                      AST Scudder Japan Portfolio

         Effective  April 22, 2002, the section of the Prospectus  entitled  "Management of the Trust --  Sub-advisors - Zurich Scudder
Investments, Inc." (page 107) is amended to read as follows:

         The portfolio  managers  responsible  for the  day-to-day  management of the AST Scudder Japan  Portfolio are Sean Lenihan and
Timothy  Griffen.  Mr.  Lenihan began his investment  career in 1994,  joined Zurich  Scudder in 2001 and is a Managing  Director.  Mr.
Griffen began his investment career in 1991, joined Zurich Scudder in 1997 and is a Senior Vice President.